UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2026

ADITXT, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-39336	82-3204328
(Commission File Number)	(I.R.S. Employer Identification No.)

2569 Wyandotte Street, Suite 101

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 870-1200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 3, 2026, Aditxt, Inc. (the “Company”) entered into a Note Purchase Agreement (the “Purchase Agreement”) by and among the Company, Ignite Proteomics LLC, a Delaware limited liability company and the Company’s wholly owned subsidiary (“Ignite”), and the investors named therein (the “Investors”), pursuant to which the Company and Ignite issued and sold to the Investors a new series of senior secured convertible notes (the “Notes”), as joint and several co-borrowers, with an aggregate original principal amount equal to approximately the sum of $725,000 in cash proceeds plus the sum of the outstanding obligations under the Existing Notes (as defined below), subject to a 35% original issue discount, as provided in the Notes. The purchase price paid by the Investors for the Notes was comprised in part of a combination of cash and the cancellation of the Existing Notes.

As previously announced by the Company, (i) pursuant to that certain Note Purchase Agreement, dated as of March 11, 2026, by and among the Company and the buyers party thereto, the Company` issued to certain of such buyers certain 10% original issue discount promissory notes in an aggregate original principal amount of $3,194,444.44 (collectively, the “Existing March Notes”) and (ii) on April 10, 2026, the Company issued to certain of such buyers certain 25% original issue discount promissory notes in an aggregate original principal amount of $1,250,000 (collectively, the “Existing April Notes”, and together with the Existing March Notes, the “Existing Notes”). In connection with the Purchase Agreement, the Existing Notes were consolidated into the Notes.

Additionally, on June 3, 2026, pursuant to and in connection with the Purchase Agreement, Ignite entered into a Security and Pledge Agreement (the “Security Agreement”) with the collateral agent named therein (the “Collateral Agent”), pursuant to which the Ignite granted to the Collateral Agent, for the ratable benefit of the Investors, a valid, perfected and enforceable security interest in certain assets of the Ignite and its subsidiaries, which assets include substantially all of the assets of Ignite.

Additionally, on June 3, 2026, pursuant to and in connection with the Purchase Agreement, the Company entered into a Pledge Agreement (the “Pledge Agreement”) by and between the Company and the Collateral Agent, pursuant to which the Company pledged as collateral the equity held by the Company in Ignite.

The foregoing descriptions of the Purchase Agreement, the Notes, the Security Agreement and the Pledge Agreement are qualified in their entirety by reference to the full text of the Purchase Agreement, the Notes, the Security Agreement and the Pledge Agreement, forms of which are attached hereto as Exhibit 10.1, Exhibit 10.2,Exhibit 10.3, and 10.4 respectively, and each of which is incorporated herein by reference.

The Purchase Agreement, the Notes, the Security Agreement and the Pledge Agreement contain customary representations and warranties, covenants and indemnification provisions that the parties made to, and solely for the benefit of, each other in the context of all of the terms and conditions of such agreements and in the context of the specific relationship between the parties thereto. The provisions of the Purchase Agreement, the Notes, the Security Agreement and the Pledge Agreement, including any representations and warranties contained therein, are not for the benefit of any party other than the parties thereto and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties thereto. Rather, investors and the public should look to other disclosures contained in our annual, quarterly and current reports we file with the SEC.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of securities of the Company in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Forward-Looking Statements

Certain statements and assumptions in this Current Report contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this Current Report include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside the Company’s control. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation, the completion of any sales under the Purchase Agreement or proceeds received under the Purchase Agreement, if any. Other risk factors are more fully discussed in the Company’s filings with the SEC.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Based in part upon the representations of the Investors in the Purchase Agreement, the offer and sale of the Notes by the Company to the Investors under the Purchase Agreement is exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”), pursuant to the exemptions afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission under the Securities Act. Each Investor represented that it is an accredited investor, as such term is defined in Rule 501(a) of Regulation D, and that it is acquiring the shares for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the registration requirements of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Note Purchase Agreement, dated as of June 3, 2026, by and among the Company, Ignite and the Investors
10.2	Form of Senior Secured Promissory Note
10.3	Form of Security Agreement, dated as of June 3, 2026, by and between Ignite and the Collateral Agent
10.4	Form of Pledge Agreement, dated as of June 3, 2026, by and between the Company and the Collateral Agent
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADITXT, INC.

Date: June 9, 2026

By:	/s/ Jeffrey M. Busch
Name:	Jeffrey M. Busch
Title:	Chief Executive Officer

3